UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2005

MICHAELS STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09338 (Commission File Number)	75-1943604 (IRS Employer Identification No.)

8000 Bent Branch Drive
Irving, Texas 75063
P.O. Box 619566
DFW, Texas 75261-9566
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Compensation Policy Regarding Company Cars

Item 1.01.  Entry into a Material Definitive Agreement.

     On March 15, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Michaels Stores, Inc. (the “Company”) approved the following actions regarding certain executive officers who are expected to be named in the Summary Compensation Table of the Company’s 2005 Proxy Statement (the “Named Executive Officers”):

     2005 Base Compensation Determination for Named Executive Officers

     The Compensation Committee approved the annual base compensation rates, payable during continued employment, of the Company’s Named Executive Officers, to be effective as of March 27, 2005. The following table sets forth the annual base compensation of the Named Executive Officers for 2004 and 2005:

		Base
Name and Position	Year	Compensation

R. Michael Rouleau	2005	$808,100
President and Chief Executive Officer	2004	$777,000

Jeffrey N. Boyer	2005	$375,000
Executive Vice President — Chief Financial Officer	2004	$363,000

Edward F. Sadler	2005	$330,000
Executive Vice President — Store Operations	2004	$320,000

Gregory A. Sandfort	2005	$300,000
Executive Vice President — General Merchandise Manager	2004	$260,000

Douglas B. Sullivan	2005	$300,000
Executive Vice President — Development	2004	$300,000

Charles J. Wyly, Jr.	2005	$450,000
Chairman of the Board of Directors	2004	$450,000

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     Cash Bonus Awards under 2004 Bonus Plans

     The Compensation Committee approved annual cash bonus awards earned during 2004 and paid in 2005 for certain Named Executive Officers under the Company’s 2004 Bonus Plans. The amounts of the bonus awards are as follows:

Name and Position	2004 Bonus

R. Michael Rouleau	$450,000
President and Chief Executive Officer

Ronald S. Staffieri (1)	$240,000
President — Michaels Stores Group

Jeffrey N. Boyer	$175,000
Executive Vice President — Chief Financial Officer

Edward F. Sadler	$155,000
Executive Vice President — Store Operations

Gregory A. Sandfort	$130,000
Executive Vice President — General Merchandise Manager

Douglas B. Sullivan	$150,000
Executive Vice President — Development

     Compensation Policy Regarding Company Cars

     On March 15, 2005, the Compensation Committee also adopted a policy regarding the use of automobiles owned or leased by the Company by certain officers of the Company (including certain Named Executive Officers) as part of their compensation (the “Compensation Policy Regarding Company Cars”). Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Compensation Policy Regarding Company Cars, which policy is incorporated by reference into this Item 1.01.

     On January 21, 2005, the Compensation Committee approved the purchase of a new automobile for use by Charles J. Wyly, Jr., the Company’s Chairman of the Board, as part of his compensation. In addition, the Compensation Committee authorized the transfer to Mr. Wyly of title to an older automobile formerly used by him, also as part of his compensation, which transfer took place on February 2, 2005.

(1)	Mr. Staffieri resigned his position with the Company in August 2004.

3

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Michaels Stores, Inc. Compensation Policy Regarding Company Cars, adopted March 15, 2005.

4

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.
By:	/s/ Jeffrey N. Boyer
Executive Vice President — Chief Financial Officer

Date: March 21, 2005

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Michaels Stores, Inc. Compensation Policy Regarding Company Cars, adopted March 15, 2005.